Victory Portfolios

Victory Total Return Bond Fund

(the “Fund”)

Supplement dated August 28, 2024

to the Summary Prospectus and Prospectus each dated November 1, 2023, as Supplemented

This supplement amends the Summary Prospectus and Prospectus of the Fund. Please review this important information carefully.

The Board of Trustees of Victory Portfolios (the “Trust”) upon recommendation of Victory Capital Management Inc., the Trust’s investment adviser, approved a change in the name of the Fund, which will be referred to as follows:

Current Name	New Name

Victory Total Return Bond Fund	Victory Core Bond Fund

In addition, the Fund will change its investment strategy to reduce the limit on investing in below- investment-grade debt securities from 20% to 5% and to remove the ability to invest up to 20% in non-dollar denominated securities. The last sentence of the first paragraph on page 3 of the Summary Prospectus and Prospectus will, therefore, be revised to state as follows:

The Fund may invest up to 5% of its total assets in below-investment-grade debt securities, commonly known as “high yield” securities or “junk bonds.”

The fifth paragraph on page 3 of the Summary Prospectus and Prospectus will also be deleted.

These changes are expected to become effective at the start of business on November 1, 2024.

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (800-539-3863) or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.